EXHIBIT 10.3



                          SECURITIES PURCHASE AGREEMENT

         THIS SECURITIES PURCHASE AGREEMENT, effective as of May 9, 2003 (the "Agreement"), is by and among the Sellers named in Annex I hereto (hereafter the "Sellers") and NOXSO CORPORATION, a Virginia corporation, whose address is 1065 South 500 West, Bountiful, UT 84010 (hereafter the "Purchaser"). The parties agree as follows:

                                   DEFINITIONS

         1.1 Definitions. Certain capitalized terms are used in this Agreement as specifically defined in this Section 1.1 as follows:

         "Affiliate" means any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company; and shall include (a) any Person who is an officer, director or beneficial holder of at least 10% of the outstanding capital stock of the Company (or other specified Person), (b) any Person of which the Company (or other specified Person) or any officer or director of the Company (or other specified Person) shall, directly or indirectly, either beneficially own at least 10% of the outstanding equity securities or constitute at least a 10% participant, and (c) in the case of a specified Person who is an individual, Members of the Immediate Family of such Person.

         "Agreement" is defined in the Preamble.

         "Closing" is defined in Section 2.3.

         "Closing Date" is defined in Section 2.3.

         "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act, the Exchange Act or both.

         "Company" means INTERNATIONAL CONSTRUCTION CONCEPTS, INC., a Nevada corporation..

         "Contractual Obligation" means, with respect to any Person, any contracts, agreements, deeds, mortgages, leases, licenses, other instruments, commitments, undertakings, arrangements or understandings, written or oral, or other documents, including any document or instrument evidencing indebtedness, to which any such Person is a party or otherwise subject to or bound by or to which any asset of any such Person is subject.

         "Financial Statements" is defined in Section 3.5.

         "Legal Requirement" means any federal, state or local law, statute, standard, ordinance, code, order, rule, regulation, resolution, promulgation or any final order, judgment or decree of any court, arbitrator, tribunal or governmental authority, or any license, franchise, permit or similar right granted under any of the foregoing.

         "Material Adverse Effect" means a material adverse effect upon the business, assets, financial condition, income or prospects of the Company, including, without limitation, the termination or modification in a manner adverse to the Company of any license or other agreement to which the Company is a party.

         "Person" means an individual, partnership, corporation, company, association, trust, joint venture, unincorporated organization and any governmental department or agency or political subdivision.

         "Purchaser" shall have the meaning set forth in the preamble.

         "Securities" means any stock, bond, debenture, certificate of interest, participation right, investment contract, option, warrant or any other evidence of ownership, voting rights and participation right of the Company.

         "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be from time to time amended and in effect.

         "Sellers" shall have the meaning set forth in the preamble and Annex I.

         "Sellers' Ownership" is defined in Section 2.1.

         "Shares" is defined in Section 2.1.

         "Welfare Plan" means each welfare plan (as defined in section 3(l) of ERISA) established or maintained, or to which any contributions are or were made, by the Company or any Person which is a member of the same ERISA Group with any of the foregoing.

                         SALE AND PURCHASE OF SECURITIES

         2.1 Agreement to Sell and Purchase. Subject to the terms and conditions hereof and in reliance on the representations, warranties and agreements of the Purchaser contained or referred to herein, the Sellers severally agree to sell to the Purchaser and, subject to the terms and conditions hereof and in reliance on the representations, warranties and agreements of the Sellers contained or referred to herein, the Purchaser agrees to purchase at the Closing, all of the outstanding Securities of the Company, (the "Sellers' Ownership"), for the aggregate purchase price of TWENTY-FIVE THOUSAND DOLLARS ($25,000.00), which purchase price shall be paid to Sellers with the issuance of ONE HUNDRED THOUSAND SHARES (100,000) of restricted common stock of the Purchaser (the "Shares"), in the amounts and to the individual Sellers as set forth in Annex I hereto.

         2.2 Payment of Purchase Price. Purchaser shall pay the purchase price to Sellers in full on the Closing Date.

         2.3 Closing. The closing of the purchase and sale of the Sellers' Ownership (the "Closing") shall take place in Salt Lake City, Utah at the offices of Blackburn & Stoll, LC. The Closing shall take place on a date no later than May 8, 2003 (the "Closing Date"). At Closing, in exchange for the Sellers' Ownership, the Purchaser will deliver to the individual Sellers the interim documentation evidencing the written instructions from Purchaser to Purchaser's stock transfer agent for the issuance of the number of Shares to each Seller as set forth on Annex I.

         2.4 Conditions to Closing for the Purchaser. The Purchaser's obligations to purchase the Sellers' Ownership pursuant to this Agreement on the Closing Date are subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

                  2.4.1 Representations and Warranties Correct. The representations and warranties made by the Sellers herein shall have been true and correct when made and shall be true and correct on the Closing Date, except for representations and warranties that are made as of a specific date which shall only be required to be true and correct as of such date.

                  2.4.2 Performance. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Sellers on or prior to the Closing shall have been performed or complied with and the Sellers shall not be in default in the performance of or compliance with any provisions of this Agreement.

                  2.4.3 Consents. All consents and approvals to the transactions contemplated by this Agreement required to be obtained by the Sellers from any third party shall have been obtained by the Sellers.

                  2.4.4 Legality. All authorizations, approvals or permits of any governmental authority or regulatory body that are required in connection with the lawful transfer and sale of the Sellers' Ownership pursuant to this Agreement shall have been duly obtained and shall be in full force and effect.

         2.5 Conditions to Closing for the Sellers. The Sellers' obligation to sell the Sellers' Ownership pursuant to this Agreement on the Closing Date is subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

                  2.5.1 Representations and Warranties Correct. The representations and warranties made by the Purchaser herein shall have been true and correct when made and shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date.

                  2.5.2 Performance. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Purchaser on or prior to the Closing shall have been performed or complied with and the Purchaser shall not be in default in the performance of or compliance with any provisions of this Agreement.

                  2.5.3 Legality. All authorizations, approvals or permits of any governmental authority or regulatory body that are required in connection with the lawful sale of the Sellers' Ownership pursuant to this Agreement shall have been duly obtained and shall be in full force and effect.

                  REPRESENTATIONS AND WARRANTIES OF THE SELLERS

         Each of the Sellers individually and Sellers severally represent and warrant to the Purchaser as follows:

         3.1 Organization. The Company is a duly organized and validly existing corporation in good standing under the laws of Nevada. The Company is duly qualified to do business and is in good standing in each jurisdiction in which it does business, except where the failure to be so qualified would not have a Material Adverse Effect.

         3.2 Authorization. All approvals and action on the part of the Sellers, if any, necessary for the due authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated herein, and for the due authorization to sell, transfer and convey the Sellers' Ownership to the Purchaser has been or will be taken prior to the Closing Date. This Agreement is a legal, valid and binding agreement of the Sellers, enforceable in accordance with its terms. The execution, delivery and performance by the Sellers of this Agreement and the sale of the Sellers' Ownership will not result in any violation of or be in conflict with, or result in a breach of or constitute a default under, any term or provision of any Legal Requirement to which the Sellers is subject.

         3.3 Consents. No consent, approval, qualification, order or authorization of, or filing with any governmental authority is required in connection with the Sellers valid execution, delivery or performance of the this Agreement, or the offer or sale of the Sellers' Ownership by the Sellers or the consummation of any other transaction pursuant to this Agreement on the part of the Sellers.

         3.4 Capitalization. The authorized capital stock of the Company as of the date of the Agreement is made up solely of the Securities and all of the Securities are being conveyed to Purchaser as part of the Sellers' Securities. The Company has no outstanding (i) rights (either preemptive or otherwise) or options to subscribe for or purchase, or any warrants or other agreements providing for or requiring the issuance of, any capital stock or any securities convertible into or exchangeable for its securities, (ii) obligation to repurchase or otherwise acquire or retire any of its capital stock, any securities convertible into or exchangeable for its capital stock or any rights, options or warrants with respect thereto, (iii) rights that require it to register the offering of any of its securities under the Securities Act of 1933, as amended, or (iv) any restrictions on voting any of its securities.

         3.5 Financial Statements. Purchaser has been furnished with complete and correct copies of the financial statements of the Company (the "Financial Statements"). The Financial Statements fairly and accurately present the financial condition of the Company at the date thereof and the results of its operations for the period covered thereby. All the books, records and accounts of the Company are accurate and complete, are in accordance with good business practice and all laws, regulations and rules applicable to the Company and the conduct of its business and accurately present and reflect all of the transactions described therein.

         3.6 Outstanding Debt: Absence of Liabilities. The Company does not have any outstanding indebtedness for borrowed money except as reflected in the Financial Statements and is not, except as reflected, a guarantor or otherwise contingently liable on such indebtedness of any Person. The Company does not have any liabilities or obligations, contingent or otherwise, which are not reflected or provided for in the Financial Statements.

         3.7 Contractual Obligations. Sellers have provided Purchaser with a correct and complete list and copies of all Contractual Obligations of the Company.

         3.8 Conformity With Legal Requirements. The operations of the Company as now conducted are not in violation of, nor is the Company in default under, any Legal Requirements presently in effect or the Company's Charter or Bylaws or similar documents. The Company has all franchises, licenses, permits or other authority presently necessary for the conduct of its businesses as now conducted.

         3.9 Benefit Plans. The Company does not have any obligations under any Welfare Plan.

         3.10 Employees. The employees of the Company are not presently represented by a labor union, and no petition has been filed or proceedings instituted by any employee or group of employees with any labor relations board seeking recognition of a bargaining representative. No controversies or disputes are pending between the Company and any of its employees. To the Company's knowledge, no employee of the Company is in violation of any term of any Contractual Obligation with a former employer relating to the right of any such employee to be employed by the Company because of the nature of the Company's business or the use of any trade secrets or proprietary information. Each employee of the Company is an "employee at will" and may be terminated by the Company without payment of any amounts other than accrued wages.

         3.11 Taxes. The Company has filed all applicable tax and information returns which are required to be filed by it and such returns are true and correct. The Company has paid all taxes, interest and penalties, if any, reflected in such tax returns or otherwise due and payable by it. The Company has no knowledge of any material additional assessments or any basis therefor. The Company has withheld or collected from each payment made to its employees the amount of all taxes required to be withheld or collected therefrom and has paid over such amounts to the appropriate taxing authorities. Any deficiencies proposed as a result of any governmental audits of such tax returns have been paid or settled or are being contested in good faith, and there are no present disputes as to taxes payable by the Company or any of its Subsidiaries.

         3.12 Litigation. No litigation or proceeding before, or investigation by, any foreign, federal, state or municipal board or other governmental or administrative agency or any arbitrator is pending or, to the Company's knowledge, threatened (nor to the Company's knowledge, does any basis exist therefor) against the Company or, to the Company's knowledge, any officer of the Company.

         3.13 Filings, Broker's Fees. The Sellers' are not obligated to pay any broker's fee, finder's fee, investment banker's fee or other similar transaction fee in connection with the transactions contemplated hereby.

         3.14 Accredited Investors. The Sellers each, individually, have sufficient knowledge and experience in evaluating and investing in companies in terms of the stage of development of the Purchaser so as to be able to evaluate the risks and merits of its investment in the Shares and are able financially to bear the risks thereof. No Seller, if an entity, was organized for the purpose of acquiring the Shares.

         3.15 No Distribution. Each Seller is acquiring the Shares at the Closing, subject to the terms hereof, for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof, and that each such Seller has no present intention of selling, granting any participation in, or otherwise distributing the same; provided, however, that the disposition of the Shares shall at all times remain in the Sellers' control. By executing this Agreement, the Sellers further represent and warrant that they does not have any Contractual Obligations, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.

         3.16 Access to Information. Sellers have had an opportunity to discuss the terms and conditions of the purchase of the Shares and the underlying business, management and financial affairs of Purchaser with management of Purchaser and have received (or had made available to them) any financial and business documents requested by them. Sellers have each had the opportunity to review Purchaser's last annual report on Form 10-KSB as filed with the Securities and Exchange Commission and all subsequent filings by Purchaser with the Securities and Exchange Commission.

         3.17 Restricted Securities. Sellers understand and agree that the Shares are offered and sold pursuant to exemptions from registration under the Securities Act and that the Shares may not be sold by the Sellers without registration under applicable securities acts or a proper exemption from such registration.

         3.18 Legend. Sellers also understand and agree that stop transfer instructions relating to the Shares will be placed in the Purchaser's stock transfer ledger, and that the certificates evidencing the Shares sold will bear legends in substantially the following form:

         The securities represented by this certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

         3.19 Disclosure. Neither this Agreement, nor any agreement, certificate, statement or document furnished in writing by or on behalf of the Sellers to the Purchasers in connection herewith or therewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         The Purchaser represents and warrants to the Sellers that:

         4.1 Authority. It has full power and authority to enter into this Agreement, and that this Agreement, when executed and delivered, will constitute the valid and binding legal obligation of such Purchaser, enforceable against it in accordance with their terms.

         4.2 Accredited Investors. It has sufficient knowledge and experience in evaluating and investing in companies in terms of the stage of development as the Company so as to be able to evaluate the risks and merits of its investment in the Sellers' Ownership and is able financially to bear the risks thereof. Purchaser represents that it was not organized for the purpose of acquiring the Sellers' Ownership.

         4.3 No Distribution. It is acquiring the Sellers' Ownership at the Closing, subject to the terms hereof, for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof, and that Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same; provided, however, that the disposition of the Sellers' Ownership shall at all times remain in the Purchaser's control. By executing this Agreement, the Purchaser further represents and warrants that it does not have any Contractual Obligations, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Sellers' Ownership.

         4.4 Access to Information. It has had an opportunity to discuss the terms and conditions of the purchase of the Sellers' Ownership and the underlying business, management and financial affairs with Sellers who are the Company's management and has received (or had made available to it) any financial and business documents requested by it.

         4.5 Brokers. It has no contract, arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement.


                                  MISCELLANEOUS

         5.1 Indemnification.

                  5.1.1 All representations, warranties, covenants or agreements made herein by Sellers shall be deemed to have been material and relied on by the Purchaser, notwithstanding any investigation made by the Purchaser or on the Purchaser's behalf, and shall survive the execution and delivery to the Purchaser hereof and of the Sellers' Ownership.

                  5.1.2 All representations, warranties, covenants or agreements made herein by Purchaser shall be deemed to have been material and relied upon by the Sellers, notwithstanding any investigation made by the Sellers or on the Sellers' behalf, and shall survive the execution and delivery of this Agreement.

                  5.1.3 The Sellers shall indemnify and hold Purchaser harmless from and against any and all actions, causes of action, suits, litigation, losses, liabilities, damages and expenses (including, but not limited to, reasonable legal fees and court costs), whether or not resulting from judgments or arbitration awards, that shall be suffered or incurred by any Purchaser, as the case may be, resulting from or arising out of any breach of any of the representations, warranties, covenants or agreements of a Sellers made in this Agreement.

                  5.1.4 The Purchaser shall indemnify and hold any Sellers harmless from and against any and all actions, causes of action, suits, litigation, losses, liabilities, damages and expenses (including, but not limited to, reasonable legal fees and court costs), whether or not resulting from judgments or arbitration awards, that shall be suffered or incurred by any Sellers, as the case may be, resulting from or arising out of any breach of any of the representations, warranties, covenants or agreements of the Purchaser made in this Agreement.

                  5.1.5 The indemnified party will notify the indemnifying party in writing within ten days after the receipt by any indemnified party of any notice of legal process of any suit brought against or claim made against such indemnified party as to any matters covered by this Section 5.1. The indemnifying party shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 5.1, or, if it so elects, to assume at its expense by counsel satisfactory to the indemnified parties the defense of any such claim, action, suit or proceeding, and if the indemnifying party elects to assume such defense, the indemnified party shall be entitled to participate in the defense of any such claim, action, suit or proceeding at its expense.

         5.2 Survival. The obligations of the parties under this Agreement shall survive any redemption, repurchase or transfer of any or all of the Sellers' Ownership and the Shares.

         5.3 Termination. This Agreement may be terminated by either the Sellers or the Purchaser, if (i) the conditions to its obligations under Sections 2.4 and 2.5, as applicable, shall not have been complied with or performed in any material respect and such noncompliance or nonperformance shall not have been cured or eliminated (or by its nature cannot be cured or eliminated) by the other party on or before May 20, 2003 or such later date as agreed to by the Sellers and Purchaser, or (ii) the Closing shall not have occurred prior to the close of business on May 20, 2003 or such later date as agreed to by the parties; unless in the case of either (i) or (ii), such event has been caused by the breach of this Agreement by the party seeking such termination.

         5.4 Notices. Any notice or other communication in connection with this Agreement or the Sellers' Ownership shall be deemed to be delivered if in writing addressed as provided below and if either (a) actually delivered at said address, (b) in the case of a letter, seven business days shall have elapsed after the same shall have been deposited in the United States mails, postage prepaid and registered or certified, return receipt requested or (c) transmitted to any address outside of the United States, by telecopy and confirmed by overnight or two-day courier. If to the Sellers, to the Sellers' respective addresses set forth in Annex I or at such other address as the Sellers shall have specified by notice to the Purchaser. If to the Purchaser, to the Purchaser's address set forth herein, or at such other address as the Purchaser shall have specified by notice to the Sellers.

         5.5 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the parties.

         5.6 Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the personal representatives, successors and assigns of the respective parties hereto. The parties shall not have the right to assign their rights or obligations hereunder or any interest herein without obtaining the prior written consent of the other parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights, remedies, obligations or liabilities.

         5.7 General. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. This Agreement constitutes the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all present and prior agreements, whether written or oral. This Agreement is intended to take effect as a sealed instrument and may be executed in any number of counterparts which together shall constitute one instrument and shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of the State of Utah, and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         5.8 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. One or more counterparts of this Agreement may be delivered via facsimile and such facsimile counterpart shall have the same effect as an original counterpart hereof.

         The undersigned have executed this Agreement as of the 14th day of May, 2003, to be effective as of the date first above written.


SELLERS:                                            PURCHASER:
SouthWest Management Company                        NOXSO CORPORATION


 /s/ Wynn L. Westmoreland                           /s/ Richard J. Anderson
------------------------------                     ----------------------------
By: Wynn L. Westmoreland                            By: Richard J. Anderson
Its:  CEO                                           Its:  President


 /s/ Noah Sifuentes
-------------------------
Noah Sifuentes

                                           ANNEX I TO STOCK
                                          PURCHASE AGREEMENT


     Name and Address                      Ownership of                    Sales Price
                                            INTERNATIONAL
                                        CONSTRUCTION CONEPTS,
                                                 INC.


SouthWest Management Company                     75.0%          75,000 Shares of NOXSO Corporation
887 West Center Street                                          Common Stock
Orem, UT  84058


Noah Sifuentes                                   25.0%          25,000 Shares of NOXSO Corporation
c/o 887 West Center Street                                      Common Stock
Orem, UT  84058
